UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2003

ValueClick, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30135	77-0495335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4353 Park Terrace Drive Westlake Village, California		91361
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 575-4500

(Former name or former address, if changed since last report.)

Introduction

This Amendment No. 1 to the Current Report on Form 8-K originally filed by the registrant on January 6, 2004 in connection with the registrant’s December 7, 2003 acquisition of Commission Junction, Inc., a Delaware corporation (“Commission Junction”), is being filed to amend Item 7 to include the required financial information omitted from the January 6, 2004 Form 8-K as permitted by subparagraphs (a)(4) and (b)(2) of Item 7.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Item 7 hereby is amended and supplemented as follows:

(a)                                  Financial Statements of Business Acquired.

This Form 8-K/A includes as exhibits audited financial statements of Commission Junction as of and for the year ended December 31, 2002 and unaudited condensed financial statements as of September 30, 2003 and for the nine-month periods ended September 30, 2003 and 2002, which financial statements are included herein.

(b)                                 Pro Forma Financial Information.

This Form 8-K/A includes as exhibits unaudited pro forma combined condensed financial information for ValueClick and Commission Junction for year ended December 31, 2002 and as of and for nine-month period ended September 30, 2003, which financial information are included herein.

(c)                                  Exhibits.

Exhibit No.	Item

2.1

Agreement and Plan of Merger and Reorganization, dated as of October 9, 2003 by and among ValueClick, Inc., a Delaware corporation (“Parent”), NCJ Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent, Commission Junction and Idealab Holdings LLC, a Delaware limited liability corporation, in its capacity as Stockholder Agent.

99.1	Audited Financial Statements of Commission Junction as of and for the year ended December 31, 2002.

99.2	Unaudited Condensed Financial Statements of Commission Junction Inc. as of September 30, 2003 and for the nine-month periods ended September 30, 2003 and 2002

99.3

Unaudited Condensed Consolidated Financial Statements of ValueClick, Inc. as of and for the three and nine-month periods ended September 30, 2003, incorporated by reference from ValueClick, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 and incorporated herein by reference.

99.4	ValueClick, Inc. and Commission Junction Inc. unaudited pro forma combined condensed financial information for the year ended December 31, 2002.

99.5	ValueClick and Commission Junction unaudited pro forma combined condensed financial information as of and for the nine-month period ended September 30, 2003.

99.6	Consent of PricewaterhouseCoopers LLP.

*  Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules to the Agreement and Plan of Merger have been omitted.  Omitted exhibits include the Certificate of Merger, Agreement of Merger, Non-competition Agreement, Written Consent, Amendment to Articles of Incorporation, Letter of Transmittal and Legal Opinions of both the buyer’s and seller’s counsel.  Omitted schedules include customary disclosure schedules.  Such exhibits and schedules will be supplementally provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ValueClick, Inc.

Date: February 20, 2004	By:	/s/ SAMUEL J. PAISLEY
Samuel J. Paisley
Chief Financial Officer